Concentration and Risks	12 Months Ended
Dec. 31, 2013
CONCENTRATION AND RISKS [Abstract]
Concentration and Risks

3. CONCENTRATION AND RISKS

(a) Credit risks

The Group holds its cash and bank deposits at Chinese financial institutions located inside the PRC with high credit ratings and good reputations and international financial institutions located outside the PRC with high credit ratings from internationally-recognized rating agencies and well-acknowledged in the worldwide. The Company manages its credit risks by diversity of deposit banks and strict consideration in selection of these institutions by taking into account their reputation, stability, ratings, reported cash reserve and etc.

Additionally, Chinese financial institutions are subject to a series of risk control regulation and PRC laws, which protect the third-party depositors’ rights over and interests in their depository capital. The PRC bank regulatory authorities are empowered to take over the operation and management when any PRC bank faces a material credit crisis.

(b) Concentration of risks

The Group collects revenues from customers as well as individual end users through payment channels which consist of wireless carriers, service providers, independent distributors, and third-party payment processors. The top 10 customers and payment channels accounted for 93%, 77% and 47% of the Group’s total net revenues for the years ended December 31, 2011, 2012 and 2013, respectively.

The following table summarizes the percentage of the Group’s revenues from Tianjin Yidatong Technology Development Co., Ltd. (“Yidatong”) and other customers and payment channels which account for 10% or more of the total net revenues:

	For the Years Ended December 31,
	2011	2012	2013
Yidatong*	26%	22%	10%
D	13%	11%	6%
F	10%	8%	5%

*	The net revenues generated through Yidatong subsequently further decreased in 2014.

The following table summarizes the percentage of the Group’s accounts receivables due from Yidatong, and other customers and payment channels which account for 10% or more of the Group’s total accounts receivables:

	As of December 31,
	2012	2013
Yidatong	17%	14%
D	13%	7%
E	8%	6%

Revenues from consumer mobile securities accounted for approximately 89%, 74% and 42% of the Group’s total net revenues for the years ended 2011, 2012 and 2013, respectively. Revenues from mobile games accounted for approximately 1% and 11% of the Group’s total net revenues for the years ended 2012 and 2013, respectively. Revenues from advertising services accounted for approximately 11%, 10% and 19% of the Group’s total net revenues for the years ended 2011, 2012 and 2013, respectively. Revenues from enterprise mobility including hardware sales and software development accounted for approximately 14% and 27% of the Group’s total net revenues for the years ended 2012 and 2013, respectively.

Revenue derived from the PRC account for approximately 57%, 60% and 73% of the Company’s total net revenues for the years ended 2011, 2012 and 2013, respectively.

(c) Foreign currency risk

The Group conducts its business in both the PRC and overseas. A majority of the Group’s operating transactions are denominated in RMB and a significant portion of the Group’s assets and liabilities is denominated in RMB. RMB is not freely convertible into foreign currencies. The value of the RMB is subject to changes based on the PRC central government policies and to international economic and political developments. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (“PBOC”). Remittances in currencies other than RMB by the companies in China must be processed through PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.